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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) June 25, 2001

                         j2 Global Communications, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                   0-25965                    51-0371142
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation             File Number)             Identification No.)

                              6922 Hollywood Blvd.
                                    Suite 800
                          Los Angeles, California 90028
                    (Address of principal executive offices)

                                 (323) 860-9200
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release announcing that j2 Global Communications, Inc. has authorized a program to repurchase shares of its common stock.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

The following exhibit is filed as part of this report:

            Exhibit
            Number                  Description
            -------                 -----------

            99.1                    Press Release issued June 25, 2001.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              j2 Global Communications, Inc.
                                (Registrant)

                              By:  /s/ Jeffrey D. Adelman
Date: July 2, 2001                -------------------------------------
                                  Jeffrey D. Adelman
                                  Vice President, General Counsel and Secretary












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                               INDEX TO EXHIBITS


Exhibit
Number                  Description
-------                 -----------

99.1                    Press Release issued June 25, 2001.